                                                                     EXHIBIT 1.1

                                1,600,000 Shares

                                  go2net, Inc.

                          (Common Stock $.01 Par Value)

                             UNDERWRITING AGREEMENT

                                                                 _________, 1997



MAXWELL CAPITAL, INC.
NATIONAL SECURITIES CORPORATION
  As Representatives of the several Underwriters named in Schedule A hereto
c/o Maxwell Capital, Inc.
2651 North Green Valley Parkway
Suite 104D
Henderson, Nevada 89014

Dear Ladies and Gentlemen:

     1. INTRODUCTORY. go2net, Inc., a Delaware corporation (the "Company"), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each, an "Underwriter"), an aggregate of 1,600,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company. The aggregate of 1,600,000 shares so proposed to be sold is hereinafter referred to as the "Firm Stock". The Company also grants to the Underwriters an option, upon the terms and conditions set forth in Section 3 hereof, to purchase up to an additional 240,000 shares of Common Stock (the "Option Stock"). The Firm Stock and the Option Stock are hereinafter collectively referred to as the "Stock." Maxwell Capital, Inc. ("Maxwell") and National Securities Corporation ("National") are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives".

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

          (a) A registration statement on Form S-1 (File No. 333-19051) in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective with respect to the Stock, including any pre-effective prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and

     Exchange Commission (the "Commission") thereunder, copies of which have heretofore been delivered to you, has been carefully prepared by the Company in conformity with the requirements of the Securities Act and has been filed with the Commission under the Securities Act; one or more amendments to such registration statement, including in each case an amended pre-effective prospectus, copies of which amendments have heretofore been delivered to you, have been so prepared and filed. Such registration statement is referred to hereinafter as the "Registration Statement." If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the Registration Statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the Registration Statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and (B) if any prospectus that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means the "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheets described in Rule 434(b)(3) under the Securities Act, and (ii) the date of any such prospectus shall be deemed to be the date of the term sheets. The term "Pre-Effective Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

          (b) The Commission has not issued or threatened to issue any order preventing or suspending the use of any Pre-Effective Prospectus, and, at its date of issue, each Pre-Effective Prospectus conformed in all material respects with the requirements of the Securities Act and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, when the Registration Statement becomes effective and at all times subsequent thereto up to and including the Closing Date, the Registration Statement and the Prospectus and any amendments or supplements thereto contained and will contain all material statements and information required to be included therein by the Securities Act and conformed and will conform in all material respects to the requirements of the Securities Act and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to information contained in or omitted from any Pre-Effective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through Maxwell specifically for use in the preparation thereof; there is no franchise, lease, contract, agreement or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects.

          (c) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, whether or not incurred in the ordinary course of business,nor entered into any transactions not in the ordinary course of business,and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company.

          (d) The financial statements, together with the related notes and schedules, set forth in the Prospectus and elsewhere in the Registration Statement fairly present, in all material respects on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the Company at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus. The selected financial and statistical data set forth in the Prospectus under the caption "SUMMARY FINANCIAL DATA," "CAPITALIZATION" and "SELECTED FINANCIAL DATA" fairly present, on the basis stated in the Registration Statement, the information set forth therein.

          (e) Ernst & Young LLP, who have expressed their opinions on the audited financial statements and related schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (f) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with power and authority (corporate and other) to own or lease, as applicable, its properties and to conduct its businesses as described in the Prospectus; the Company is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect; and the Company is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its businesses requires such qualification. The Company has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. The Company does not own or control, directly or indirectly, any other corporation, partnership, limited liability company, association or other entity.

          (g) The Company's authorized and outstanding capital stock is on the date hereof, and will be on the Closing Date, as set forth under the heading "Capitalization" in the Prospectus; the outstanding shares of Common Stock conform to the description thereof in the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities and conform to the description thereof contained in the Prospectus. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and related notes thereto included in the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          (h) The shares of Stock to be issued and sold by the Company to the Underwriters hereunder (including the Option Stock) have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Prospectus.

          (i) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is subject, which, if determined adversely to the Company might individually or in the aggregate (i) prevent or adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Pre-Effective Prospectus in any jurisdiction or (iv) result in a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company considered as a whole; and to the best of the Company's knowledge no such proceedings are threatened or contemplated against the Company by governmental authorities or others.
     The Company is not a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. The description of the Company's litigation under the heading "Business--Legal Proceedings" in the Prospectus is true and correct and complies with the Rules and Regulations.

          (j) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company is a party or by which it or any of its properties is or may be bound, the Certificate of Incorporation, By-laws or other organizational documents of the Company or any of its subsidiaries, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or will result in the creation of a lien.

          (k) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

          (l) The Company has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder (including to issue, sell and deliver the Stock), and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

          (m) The Company is in all material respects in compliance with, and conducts its business in conformity with, all applicable federal, state, local and foreign laws, rules and regulations or any court or governmental agency or body; to the knowledge of the Company, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal or state laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company.

          (n) The Company has filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and has paid all taxes shown as due thereon or with respect to any of the properties of the Company, and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of its properties or assets that would adversely affect the financial position, business or operations of the Company.

          (o) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise.

          (p) Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

          (q) The Company has provided you with its audited financial statements as of September 30, 1996 and December 31, 1996.

          (r) The Company owns or possesses all patents, trademarks, trademark registrations, service marks, service mark registrations, tradenames, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by it or necessary for the conduct of its business, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company with respect to the foregoing. The Company's business as now conducted does not infringe or conflict with in any material respect patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person. No claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, tradename, copyright, trade secret, license in or other intellectual property right or franchise right of any person.

          (s) The Company has performed all material obligations required to be performed by it under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which it is a party or by which it or any of its properties is or may be bound, and the Company is not in default under or in breach of any such obligations. The Company has not received any notice of such default or breach.

          (t) The Company is not involved in any labor dispute nor is any such dispute threatened. The Company is not aware that (A) any executive, key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company. The Company does not have nor expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company makes or ever has made a contribution and in which any employee of the Company is or has ever been a participant. With respect to such plans, the Company is in compliance in all material respects with all applicable provisions of ERISA.

          (u) The Company has obtained the written agreement described in
     Section 8(j) of this Agreement from each of its officers, directors and holders of Common Stock.

          (v) The Company has, and as of the Closing Date will have, good and marketable title in fee simple to all real property referred to in the Prospectus as being owned by the Company and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings described in the Prospectus as being held under lease by the Company are, and will be as of the Closing Date, held by it under valid, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company except as described in the Prospectus.

          (w) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business of the Company as described in the Prospectus; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, except as described in or contemplated by the Prospectus.

          (x) Other than as contemplated by this Agreement and the fees to National Securities Corporation in connection with serving as a "qualified independent underwriter" (as such term is defined in Schedule E to the NASD By-Laws) and Credit Research & Trading LLC in connection with its attempt to serve as a "qualified independent underwriter", there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

          (y) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
     (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (z) To the Company's knowledge, neither the Company nor any employee or agent of the Company made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation.

          (aa) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (bb) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

          (cc) There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

          (dd) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

          (ee) Except as described in the Registration Statement or the Prospectus and except such violations as would not, singly or in the aggregate, result in a material adverse effect to the Company's operations or financial condition, (A) the Company is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with its requirements, (C) there are no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violations, investigations or proceedings relating to any Environmental Law against the Company and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company relating to any Hazardous Materials or Environmental Laws.

          (ff) The Company has not at any time since inception (A) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (B) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of America or any jurisdiction thereof.

     3. PURCHASE BY, AND SALE AND DELIVERY TO, UNDERWRITERS--CLOSING DATES. The Company agrees to sell to the Underwriters the Firm Stock, and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase the Firm Stock from the Company, the number of shares of Firm Stock to be purchased by each Underwriter being set opposite its name in Schedule A, subject to adjustment in accordance with
Section 12 hereof.

     The purchase price per share to be paid by the Underwriters to the Company will be $_________ per share (the "Purchase Price").

     The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 noon, New York City time, on the third full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective Underwriters or in such other names as Maxwell may designate (solely for the purpose of administrative convenience) and in such denominations as Maxwell may determine), against payment of the aggregate Purchase Price therefor in immediately available funds, payable to the order of the Company, all at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts 02110. The time and date of the delivery and closing shall be at 10:00 A.M., New York City time, on ________, 1997, in accordance with Rule 15c6-1 of the Securities Exchange Act of 1934 (the "Exchange Act"). The time and date of such payment and delivery are herein referred to as the "First Closing Date". The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement between the Company and Maxwell. The First Closing Date may be postponed pursuant to the provisions of Section 12.

     The Company shall make the certificates for the Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 A.M., New York City time, on the business day preceding the First Closing Date at the offices of Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004.

     It is understood that Maxwell, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Maxwell shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

     The several Underwriters agree to make an initial public offering of the Firm Stock at the initial public offering price as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Company of the making of the initial public offering.

     For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Company hereby grants to the Underwriters an option to purchase, severally and not jointly, the Option Stock. The price per share to be paid for the Option Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Option Stock at any time, and from time to time, not more than thirty (30) days subsequent to the effective date of this Agreement. No Option Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Option Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company.

     The option granted hereby may be exercised by the Underwriters by giving written notice from Maxwell to the Company setting forth the number of shares of the Option Stock to be purchased by them and the date and time for delivery of and payment for the Option Stock. Each date and time for delivery of and payment for the Option Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates".) All purchases of Option Stock from the Company shall be made by Maxwell for the account of Maxwell unless Maxwell elects to purchase less than all of the Option Stock, in which case the remaining shares of Option Stock not purchased by Maxwell shall be purchased for the account of each Underwriter (other than Maxwell) in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of shares of Firm Stock purchased by all Underwriters (other than Maxwell) (subject to adjustment by the Underwriters to eliminate odd lots). Upon exercise of the option by the Underwriters, the Company agrees to sell to the Underwriters the number of shares of Option Stock set forth in the written notice of exercise and the Underwriters agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

     The Company will deliver the Option Stock to the Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 noon, New York City time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Maxwell may designate (solely for the purpose of administrative convenience) and in such denominations as Maxwell may determine), against payment of the aggregate Purchase Price therefor in immediately available funds, payable to the order of the Company all at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts 02110. The Company shall make the certificates for the Option Stock available to the

Underwriters for examination not later than 10:00 A.M., New York City time, on the business day preceding the Option Closing Date at the offices of Continental Stock Transfer & Stock Company, 2 Broadway, New York, New York 10004. The Option Closing Date and the location of delivery of, and the form of payment for, the Option Stock may be varied by agreement between the Company and Maxwell. The Option Closing Date may be postponed pursuant to the provisions of Section 12.

     4. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

          (a) The Company will (i) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration Statement to become effective, (ii) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and (iii) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the Representatives promptly of the receipt of any comments of the Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Securities Act and the Rules and Regulations.

          (b) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives is necessary to enable the several Underwriters to continue the distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible.

          (c) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act any event relating to or affecting the Company or any of its subsidiaries occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the

     Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine (9) months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

          (d) The Company will deliver to the Representatives, at or before the Closing Dates, signed copies of the Registration Statement, as originally filed with the Commission, and all amendments thereto including all financial statements and exhibits thereto and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Pre-Effective Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented, as the Representatives may reasonably request; provided, however, that the expense of the preparation and delivery of any prospectus required for use nine (9) months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

          (e) The Company will make generally available to its stockholders as soon as practicable, but not later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least twelve (12) months beginning after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement.

          (f) The Company will cooperate with the Representatives to enable the Stock to be registered or qualified for offering and sale by the Underwriters and by dealers under the securities laws of such jurisdictions as the Representatives may designate and at the request of the Representatives will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the

     Representatives may reasonably request for the distribution of the Stock. The Company will advise the Representatives promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and, in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the Representatives, use its best efforts to obtain the withdrawal thereof.

          (g) The Company will furnish to its stockholders annual reports containing financial statements certified by independent public accountants. During the period of five (5) years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, as soon as they are available, copies of each annual report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants, and each other report or communication furnished by the Company to its stockholders and will deliver to the Representatives, (i) as soon as they are available, copies of any other reports or communication (financial or otherwise) which the Company shall publish or otherwise make available to any of its stockholders as such, (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, or the NASD or any national securities exchange and (iii) from time to time such other information concerning the Company as you may request. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally. Separate financial statements shall be furnished for all subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Rules and Regulations.

          (h) The Company will use its best efforts to list and maintain the listing of the Stock on the Nasdaq Small Cap Market for so long as the Stock is qualified for such listing, and, in the event that the Stock may be eligible for listing on the Nasdaq National Market, the Company will use its best efforts to cause the Stock to be so listed, and to maintain such listing, on the Nasdaq National Market.

          (i) The Company shall retain a transfer agent for the Stock, reasonably acceptable to the Underwriter, for a period of five years following the Effective Date. In addition, for a period of five years following the Effective Date, the Company, at its expense, shall cause such transfer agent to provide the Underwriter, if so requested in writing, with copies of the Company's daily transfer sheets, and, when requested by the Underwriter, a current list of the Company's stockholders, including a list of the beneficial owners of securities held by a depository trust company or other nominees.

          (j) The Company will not, without the prior written consent of Maxwell, offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock during the 180 days following the Effective Date, other than the Company's sale of Common Stock hereunder, the issuance of Common Stock upon the exercise of stock options which are presently outstanding and described in the Prospectus, the grant of options to purchase shares of Common Stock under the stock option plan described in the Prospectus and the issuance and the issuance of Common Stock in connection with the acquisition of any businesses, assets or technologies. In addition, the Company will never file any registration statement to register shares of its currently outstanding Common Stock on behalf of any stockholder (except for the registration on Form S-8 of shares issuable on exercise of options granted under the Company's 1996 Stock Option Plan) without the written consent of Maxwell.

          (k) The Company will apply the net proceeds from the sale of the Stock as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K. The Company will file with the Commission all required reports on Form S-R in accordance with the provisions of Rule 463 promulgated under the Act and will provide a copy of each such report to you.

          (l) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

          (m) Prior to the Closing Dates and for twenty-five (25) days thereafter, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, or its financial condition, results of operation, business, prospects, assets or liabilities, or the offering of the Stock, without the prior written consent of Maxwell.

          (n) The Company shall, as of the date hereof, have applied for listing in Standard & Poor's Corporation Records Service (including annual report information) or Moody's Industrial Manual (Moody's OTC Industrial Manual not being sufficient for these purposes) and shall use its best efforts to have the Company listed in such manual and shall maintain such listing for a period of five years following the Effective Date.

     5. PAYMENT OF EXPENSES. The Company will pay (directly or by reimbursement) all costs, fees and expenses incurred in connection with the performance of its obligations under this Agreement and in connection with the transactions contemplated hereby, including but not limited to (i) all expenses and taxes incident to the issuance and delivery of the Stock to the Representatives; (ii) all expenses incident to the registration of the Stock under the Securities Act;
(iii) the costs of preparing stock certificates (including printing and engraving costs); (iv) all fees and expenses of the registrar and transfer agent of the Common Stock; (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Stock to the Underwriters; (vi) fees and expenses of the Company's counsel and the Company's independent public accountants; (vii) all costs and expenses incurred in connection with the preparation, printing filing, shipping and distribution of the Registration Statement, each Pre-Effective Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, the "Agreement Among Underwriters" between the Representatives and the other Underwriters, the Underwriters' Questionnaire, the Blue Sky memoranda and this Agreement; (viii) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with exemptions from the qualifying or registering (or obtaining qualification or registration of) all or any part of the Stock for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate; (ix) all fees and expenses paid or incurred in connection with filings made with the NASD; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. In addition, at the First Closing Date or the Option Closing Date, as the case may be, the Underwriter will deduct from the payment for the Firm Stock or any Option Stock purchased, two percent (2%) of the gross proceeds of the Offering as payment for the Underwriter's non-accountable expense allowance relating to the transactions contemplated hereby, which amount will include the fees and expenses for Credit Research & Trading LLC's services in connection with the transactions contemplated hereby.



     6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act and the respective officers, directors, partners, employees, representatives and agents of each of such Underwriter (collectively, the "Underwriter Indemnified Parties" and, each, an "Underwriter Indemnified Party"), against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the Securities Act, or any other statute or at common law, on the ground or alleged ground that any Pre-Effective Prospectus, the Registration Statement or the Prospectus (or any Pre-Effective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter through Maxwell specifically for use in the preparation thereof; provided, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Pre-Effective Prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter Indemnified Party from whom the person asserting any such losses, claims, damages or liabilities purchased the shares of Stock concerned to the extent that any such loss, claim, damage or liability of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such shares of Stock to such person as required by the Securities Act and if the untrue statement or omission concerned has been corrected in the Prospectus. The Company will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event the

Company elects to assume the defense of any such suit and retain such counsel, any Underwriter Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include any such Underwriter Indemnified Parties, and the Company and such Underwriter Indemnified Parties at law or in equity have been advised in writing by counsel to the Underwriters that one or more legal defenses may be available to it or them which may not be available to the Company, in which case the Company shall bear the fees and expenses of one counsel to the Underwriter Indemnified Parties. This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

     (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, its directors, its officers who have signed the Registration Statement and each person, if any, who controls the Company or any subsidiary within the meaning of the Securities Act (collectively, the "Company Indemnified Parties"), against any losses, claims, damages, liabilities or expenses (including, unless the Underwriter or Underwriters elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Pre-Effective Prospectus, the Registration Statement or the Prospectus (or any Pre-Effective Prospectus, the Registration Statement or the Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; provided, however, that in no case is such Underwriter to be liable with respect to any claims made against any Company Indemnified Party against whom the action is brought unless such Company Indemnified Party shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company Indemnified Party, but failure to notify such Underwriter of such claim shall not relieve it from any liability which it may have to any Company Indemnified Party other than on account of its indemnity agreement contained in this paragraph. Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Company Indemnified Parties and any other Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement is not exclusive and will be in addition to any liability which such Underwriter might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Company Indemnified Party.

     (c) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this subsection (c), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock.

     8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the several Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of the Closing Dates, of the representations and warranties made herein by the Company as to compliance at and as of the Closing Dates by the Company with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and to the following additional conditions:

          (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. Any filings of the Prospectus, or any supplement thereto, required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time period required by Rule 424(b) and Rule 434 of the Rules and Regulations, as the case may be.

          (b) The Representatives shall have been satisfied that there shall not have occurred any change, on a consolidated basis, prior to the Closing Dates in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company, or any change in the capital stock, short-term or long-term debt of the Company, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) it is impracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Stock as contemplated hereby.

          (c) The Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's ability to perform its obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any existing such action, suit or proceeding.

          (d) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the Representatives.

          (e) The Representatives shall have received from Ernst & Young LLP, independent certified public accountants, a letter, dated the Closing Dates, to the effect that such accountants reaffirm, as of the Closing Dates, and as though made on the Closing Dates, the statements made in the letter furnished by such accountants pursuant to paragraph (d) of this
     Section 8.

          (f) The Representatives shall have received from Hutchins, Wheeler & Dittmar, counsel for the Company, an opinion, dated the Closing Dates, to the effect set forth in Exhibit I hereto. In rendering such opinion, Hutchins, Wheeler & Dittmar may rely as to all matters governed other than by the laws of the Commonwealth of Massachusetts and the State of Delaware or federal laws on the opinion of local counsel of good standing in such jurisdictions, provided that such local counsel is satisfactory to the counsel to the Underwriters and that in each case Hutchins, Wheeler & Dittmar shall state that they believe that they and the Underwriters are justified in relying on such other counsel.

          (g) The Representatives shall have received from Graham & James LLP, counsel for the Underwriters, their opinion or opinions dated the Closing Dates with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectus and such other related matters as it may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Graham & James LLP may rely as to all matters governed other than by the laws of the State of California and Delaware or federal laws on the opinions of counsel referred to in paragraph (f) of this Section 8.

          (h) The Representatives shall have received a certificate, dated the Closing Dates, of the chief executive officer or the President and the chief financial or accounting officer of the Company to the effect that:

               (i) No stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best of the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

               (ii) Neither any Pre-Effective Prospectus, as of its date, nor the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth or contemplated in the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company or any change in the capital stock, short-term or long-term debt of the Company;

               (iv) The representations and warranties of the Company in this Agreement are true and correct at and as of the Closing Dates, and the Company has complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Dates; and

               (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company; (ii) the business and operations conducted by the Company has not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company; (iii) no legal or governmental action, suit or proceeding is pending or threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement; (iv) since such dates and except as so disclosed, the Company has not incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, made any material change in its short-term or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and (v) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the Closing Date.

          (i) The Company shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested as to the accuracy, at and as of the Closing Dates, of the representations and warranties made herein by it and as to compliance at and as of the Closing Dates by it with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and as to satisfaction of the other conditions to the obligations of the Underwriters hereunder.

          (j) Maxwell shall have received the written agreements of all officers and directors of the Company and all holders of securities of the Company that each will not, without the prior written consent of Maxwell, offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, gifts, pledges or dispositions by estate representatives, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by such officer, director or holder in accordance with the Rules and Regulations) or securities convertible into or exercisable or exchangeable for Common Stock during the 270 days following the Effective Date, provided that Maxwell will not be permitted to waive such agreements with respect to executive officers, directors and holders of more than 5% of the Common Stock until such time as the trading price of the Common Stock exceeds 150% of the initial public offering price per share for a period of thirty consecutive days.

          (k) Each of the Nasdaq Small Cap Market and The Boston Stock Exchange shall have approved the Stock for inclusion, subject only to official notice of issuance.

     All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are satisfactory in form and substance to the Representatives. The Company will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Dates.

     9. EFFECTIVE DATE. This Agreement shall become effective immediately as to Sections 5, 6, 7, 9, 10, 11, 13, 14, 15, 16, 17, 18 and 19, as to all other provisions, at 11:00 a.m. New York City time, on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 9, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by you of telegrams (i) advising Underwriters that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

     10. TERMINATION. This Agreement (except for the provisions of Section 5) may be terminated by the Company at any time before it becomes effective in accordance with Section 9 by notice to the Representatives and may be terminated by the Representatives at any time before it becomes effective in accordance with Section 9 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5, 6 and 11 and other than as provided in Section 12 as to the liability of defaulting Underwriters.

     This Agreement may be terminated after it becomes effective by Maxwell by notice to the Company (i) if at or prior to the First Closing Date trading in securities on any of the New York Stock Exchange, American Stock Exchange, Nasdaq National Market or Nasdaq Small Cap Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market;
(iii) if at or prior to the First Closing Date there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any change in financial markets or any calamity or crisis which, in the judgment of Maxwell, makes it impracticable or inadvisable to offer or sell the Firm Stock on the terms contemplated by the Prospectus; (iv) if there shall have been any material development or prospective material development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the judgment of Maxwell, makes it impracticable or inadvisable to offer or deliver the Firm Stock on the terms contemplated by the Prospectus; or (v) if there shall be any litigation or proceeding, pending or threatened not disclosed in the Prospectus, which, in the judgment of Maxwell, makes it impracticable or inadvisable to offer or deliver the Firm Stock on the terms contemplated by the Prospectus.

     11. REIMBURSEMENT OF UNDERWRITERS. Notwithstanding any other provisions hereof, if this Agreement shall not become effective by reason of any election of the Company pursuant to the first paragraph of Section 10 or shall be terminated by Maxwell under Section 8, the Company will bear and pay the expenses specified in Section 5 hereof and, in addition to its obligations pursuant to Section 6 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to you as Representatives.

     12. SUBSTITUTION OF UNDERWRITERS. If on the First Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder (otherwise than by reason of default on the part of the Company), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 48 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the shares of Stock which the defaulting Underwriter or Underwriters failed to purchase. If during such 48 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the shares of Stock agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares of Stock which such defaulting Underwriter or Underwriters agreed but failed to purchase, or (b) if the aggregate number of shares of Stock with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten, the Company or you, as the Representatives of the Underwriters, will have the right, by written notice given within the next 48-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or the Company.

     If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 12, (i) the Company shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

     13. NOTICES. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed, delivered or telegraphed and confirmed to you, as their Representatives c/o Maxwell Capital, Inc. at 2651 North Green Valley Parkway, Suite 104D, Henderson, Nevada 89014, Attention: Investment Banking Department, with a copy to Kevin A. Coyle, Esq., Graham & James LLP, 400 Capitol Mall, Suite 2400, Sacramento, California 95814, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address furnished by the Representatives or, if sent to the Company, shall be mailed, delivered or telegraphed and confirmed c/o go2net, Inc. Incorporated, at 1301 Fifth Avenue, Suite 3320, Seattle, Washington 98101,
Attention: Chief Executive Officer, with a copy to Michael J. Riccio, Esq., Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts 02110.

     14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

     15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof.

     16. AUTHORITY OF THE REPRESENTATIVES. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by Maxwell, as Representative, will be binding on all the Underwriters.

     17. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     18. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

     In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representatives.

     19. COUNTERPARTS. This Agreement may be signed in two (2) or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                   Very truly yours,


                                   go2net, Inc.


                                   By:
                                      --------------------------------
                                      Name:
                                      Title:


Accepted and delivered in
Henderson, Nevada as of the
date first above written.

MAXWELL CAPITAL, INC.
NATIONAL SECURITIES CORPORATION
    Acting on their own behalf
    and as Representatives of the several
    Underwriters referred to in the
    foregoing Agreement.

 By: Maxwell Capital, Inc.


 By:
    -------------------------------------
    Name:
    Title:

SCHEDULE A


                                  Number of shares of Firm Stock to be Purchased
                                                                 ---------------

Name
----

Maxwell Capital, Inc.
National Securities Corporation



Total.........................                              _________
                                                            1,600,000

                                                                       EXHIBIT I


                        Matters to be covered in opinion
                        --------------------------------
                           of ISSUER'S COUNSEL(1)
                           -----------------------


1. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Company), and has all corporate power and authority necessary to own or hold its properties and conduct the business in which it is engaged as described in the Prospectus.

2. The Company has an authorized capital stock as set forth in the Prospectus under the heading "Capitalization", and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and all of the shares of Stock to be issued and sold by the Company to the Underwriters pursuant to the Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided for in the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable and free of any preemptive or similar rights arising pursuant to the Company's Certificate of Incorporation or Restated By-Laws.

3. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and related notes thereto included in the Prospectus, to the knowledge of such counsel, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for options granted subsequent to the date of information provided in the Prospectus pursuant to the Company's employee and stock option plans as disclosed in the Prospectus. There are no restrictions upon the voting or transfer of any of the Stock pursuant to the Company's Certificate of Incorporation or Restated By-Laws or any agreement or other instrument to which the Company is a party.

4. To such counsel's knowledge, except as set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is the subject which, if determined adversely to the Company, could have a material adverse effect on the Company or prevent or adversely affect the transactions contemplated by the Underwriting Agreement; and, to such counsel's


------------------
(1) Capitalized terms used herein but not defined shall have the meanings given such terms in the Underwriting Agreement.

knowledge, no such proceedings are threatened or contemplated by governmental authorities or other third parties. To such counsel's knowledge, the Company is not a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body.

5. The Company has the full corporate power and authority to enter into the Underwriting Agreement and to perform its obligations thereunder (including to issue, sell and deliver the Stock), and the Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company.

6. The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under the Certificate of Incorporation, Restate By-Laws or other organizational documents of the Company, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument known to such counsel to which the Company is a party or by which it or any of its properties is or may be bound, or any law, order, rule or regulation (other tan state securities or "blue sky" laws)of any court or governmental agency or body having jurisdiction over the Company or any of its properties or result in the creation of a lien.

7. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by the Underwriting Agreement (except such as may be required by the National Association of Securities Dealers, Inc. or as required by the securities or "blue sky" laws of any jurisdiction as to which such counsel need express no opinion) in connection with the purchase and distribution of the Stock by the Underwriters except such as have been obtained or made.

8.   The Registration Statement has been declared effective under the Securities
Act as of       , 1997, the Prospectus was filed with the Commission pursuant to
Rule 424(b) of the Rules and Regulations on         , 1996 and, to such
counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

9. The Registration Statement and the Prospectus and any amendments or supplements thereto (except for the financial statements and notes thereto and related schedules and other financial and statistical data contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

10. To such counsel's knowledge, there are no contracts, leases, agreements or other documents which are required by the Securities Act or by the Rules and Regulations to be described in the Prospectus or filed as exhibits to the Registration Statement which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

11. To such counsel's knowledge, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

12. The information required to be set forth in the Registration Statement in answer to Item 9, Item 10 (insofar as it relates to our firm) and Item 11(c) of Form S-1 is to such counsel's knowledge accurately set forth therein in all material respects or no response is required with respect to such Items.

13. The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

You are advised that we have participated in conferences with officers and representatives of the Company and with its independent public accountants at which the affairs of the Company and the contents of the Registration Statement and Prospectus and exhibits thereto were discussed. There can be no assurance that all possible material facts as to the Company we discussed at such meetings. Further, the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we cannot vouch for and do not assume any responsibility for the accuracy or completeness of the statements contained in the Registration Statement and the Prospectus, as amended or supplemented, but we hereby confirm to you that, in the course of such meetings and our other work in connection with the Registration Statement and the Prospectus, nothing has come to our attention to lead us to believe that the Registration Statement and Prospectus (except as to the financial statements and schedules and other financial (and statistical) data contained therein as to which we make no statement) at the time the Registration Statement became effective, the Prospectus, or any amendment or supplement thereto, as of the date it was filed pursuant to Rule 424(b) of the rules and regulations under the Securities Act, and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of this date contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


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